HUSSMAN STRATEGIC INTERNATIONAL FUND

TICKER SYMBOL: HSIEX

HUSSMAN INVESTMENT TRUST
SUMMARY PROSPECTUS: NOVEMBER 1, 2019

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI, reports to shareholders, and other information about the Fund online at www.hussmanfunds.com. You can also get this information at no cost by calling 1-800-HUSSMAN (1-800-487-7626) or by sending an email request to fulfillment@ultimusfundsolutions.com. The current Prospectus and SAI, dated November 1, 2019, are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary if you own shares of the Fund through a financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-800-487-7626 or, if you own shares of the Fund through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-800-487-7626. If you own shares of the Fund through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to each of the funds comprising Hussman Investment Trust that you own directly or own through your financial intermediary.

What is the Fund’s Investment Objective?

HUSSMAN STRATEGIC INTERNATIONAL FUND (the “Fund”) seeks to achieve long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions.

What are the Fund’s Fees and Expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	1.50%
Exchange Fee (as a percentage of amount exchanged, if applicable)	1.50%
Wire Transfer Fee	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Distribution (12b-1) Fees	None
Other Expenses	1.77%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	2.73%(1)
Less: Fee and Expense Waivers	0.72%
Total Annual Fund Operating Expenses After Waivers	2.01%(2)

(1)

Total Annual Fund Operating Expenses will differ from the Fund’s ratio of total expenses to average net assets as presented in the Fund’s Financial Highlights because operating expenses of the Fund as presented in the Financial Highlights does not include Acquired Fund Fees and Expenses.

(2)

The investment adviser has contractually agreed that, until November 1, 2020, it will waive its investment advisory fees and/or absorb other operating expenses of the Fund to the extent necessary to limit the Fund’s annual operating expenses (excluding Acquired Fund Fees and Expenses, brokerage commissions, taxes, interest expense and any extraordinary expenses) to an amount not exceeding 2.00% of the Fund’s average daily net assets. Under the terms of this agreement, the Fund is obligated to reimburse the investment adviser the amount of advisory frees previously waived and expenses previously absorbed by the investment adviser for a period of three years from the date such fees or expenses were waived or absorbed, but only if such reimbursement does not cause the Fund’s operating expenses (after the reimbursement is taken into account) to exceed the lesser of: (i) the expense limitation in effect at the time such fees and expenses were waived or absorbed; and (ii) the expense limitation in effect at the time the investment adviser seeks reimbursement of such fees and expenses. This agreement may not be terminated by the investment adviser without the approval of the Board of Trustees. The investment adviser may agree to continue after November 1, 2020 the current arrangement to limit the Fund’s expenses or to implement a similar arrangement, but it is not obligated to do so.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as shown in the preceding table. The Example also takes into account that the investment adviser’s contractual agreement to waive its investment advisory fees and/or to absorb or reimburse Fund expenses remains in effect only until November 1, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 204	$ 779	$1,381	$3,008

Portfolio Turnover

The Fund incurs transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will result in higher transaction costs for the Fund and may also result in higher taxes for shareholders who hold Fund shares in taxable accounts. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.

What are the Fund’s Principal Investment Strategies?

Under normal market conditions, the Fund invests principally in equity securities of companies that derive a majority of their revenues or profits from, or have a majority of their assets in, a country or countries other than the U.S. The Fund may invest in all types of equity securities, including common stocks, preferred and convertible preferred stocks, warrants and rights. When market conditions are unfavorable in the view of Hussman Strategic Advisors, Inc., the Fund’s investment adviser, the Fund may use index options or index futures, as well as other hedging strategies, to reduce the exposure of the Fund’s stock portfolio to the impact of general market fluctuations or to market fluctuations within a specific country or geographic region.

The Fund invests principally in equity securities issued by companies in developed countries, but may also invest in emerging markets in developing countries. There are no restrictions as to the market capitalizations of companies in which the Fund invests. The Fund may invest in American Depositary Receipts (ADRs) listed on U.S. stock exchanges and depositary receipts listed on foreign stock exchanges. These securities represent ownership interests in the securities of non-U.S. issuers.

In general, the stock selection approach of the investment adviser focuses on securities demonstrating favorable valuations and/or market action. The primary consideration used in assessing a stock’s valuation is the relationship between its current market price and the present value of expected future cash flows per share. Other valuation measures, such as the ratio of the stock price to earnings and stock price to revenue, are also analyzed in relation to expected future growth of cash flows in an attempt to measure underlying value and the potential for long-term returns. The analysis of market action includes measurements of price behavior and trading volume. The investment adviser believes that strength in these measures is often a reflection of improving business prospects and the potential for earnings surprises above consensus estimates, which can result in increases in stock prices.

The investment adviser believes that market return/risk conditions differ significantly across varying market conditions. The two most important dimensions considered by the investment adviser are “valuation” and “market action.” In the analysis of overall market conditions, valuation considers the relationship of major stock indices to the stream of earnings, dividends and cash flows expected in the future in an attempt to measure the underlying value of stocks and the long-term returns implied by their current market prices. Market action considers the behavior of a wide range of securities and industry groups, in an attempt to assess the economic outlook of investors and their willingness to accept market risk. In addition, the investment adviser evaluates economic conditions, investor sentiment, interest rates, credit-sensitive indicators and other factors in an attempt to classify prevailing market conditions with historically similar instances.

Historically, different combinations of valuation, market action and other factors have been accompanied by significantly different stock market performance in terms of return/risk. The investment adviser expects to maintain a fully-invested position in equity securities in environments where the expected return from market risk is believed to be high, and may reduce or “hedge” the exposure of the Fund’s stock portfolio to the impact of general market fluctuations in environments where the expected return from market risk is believed to be unfavorable.

The principal strategies used for reducing or “hedging” market exposure include establishing short futures positions or option combinations (such as simultaneously writing call options and purchasing put options) on one or more stock indices considered by the investment adviser to be correlated with the Fund’s portfolio. The Fund may use these strategies to hedge up to 100% of the value of the stocks that it owns. However, the Fund may experience a loss even when the entire value of its stock portfolio is hedged if the returns of the stocks held by the Fund do not exceed the returns of the securities and financial instruments used to hedge.

To the extent the Fund establishes hedged investment positions as part of its investment program, its investment performance may deviate significantly from the performance of major stock indices for substantial portions of a market cycle. When market conditions are unfavorable in the view of the investment adviser, the Fund may experience limited, zero, or possibly negative correlation with general market fluctuations for meaningful periods of time, and may experience a net loss of time-value on purchased options.

The choice of stock indices and instruments used for hedging is based on a consideration of the securities held in the Fund’s portfolio from time to time, and the availability and liquidity of futures, options and other instruments on such indices. The primary intent of the Fund’s hedging strategy is to reduce the impact of general market fluctuations when global stock market conditions generally or within a specific country, geographic region or business sector are viewed by the investment adviser as unfavorable. The Fund generally hedges using indices that are correlated, though perhaps imperfectly, with the stocks owned by the Fund. These may include foreign stock indices and indices of U.S. stocks such as the Standard & Poor’s 500 Index. The instruments used to hedge foreign stock markets may hedge equity risk with or without hedging currency risk. The Fund has the discretion to enter into foreign currency contracts or currency index futures to hedge against the adverse impact of changes in foreign exchange rates on its investments and transactions in foreign securities. The Fund may also seek to hedge against currency fluctuations by holding positions in index futures that are denominated in U.S. dollars. Positions that separately hedge market risk and currency risk are netted as single positions for the purposes of calculating the notional value of the Fund’s hedges (that is, the dollar amount of equity market exposure offset by the use of hedging instruments).

The portion of the Fund’s net assets invested at any given time in securities of issuers engaged in industries within a particular business sector or countries within a specific geographic region may be affected by valuation considerations and other investment characteristics of that sector or region. As a result, the Fund’s investments in various business sectors or geographic regions generally will change over time, and a significant allocation to any particular sector or region does not represent an investment policy or investment strategy to invest in that sector or region.

Because the MSCI Europe, Australasia, and Far East Index (“MSCI EAFE Index”) is perhaps the most widely recognized index of common stocks in foreign markets, it is believed to be an appropriate broad-based securities market index against which to compare the Fund’s long-term investment performance. However, the Fund may invest in securities that are not included in the MSCI EAFE Index, and may reduce its exposure to market fluctuations when market conditions are unfavorable in the view of the investment adviser. As a result, the Fund’s investment returns may differ from the performance of major foreign and U.S. stock market indices, particularly over the short term.

What are the Principal Risks of Investing in the Fund?

Shares of the Fund may fall in value and there is a risk that you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective. Due to the investment program employed by the Fund and the types of securities in which it invests, the Fund is designed for investors who are investing for the long term.

Risks of Foreign Stocks

General movements in the stock market will affect the prices of stocks in which the Fund invests and thus, the Fund’s share price, on a daily basis. Significant declines are possible both in the overall stock market and in the prices of specific securities held by the Fund.

The values of stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, political events, or general economic conditions. The value of an individual stock may fluctuate due to conditions that are not specifically related to the particular company, such as investor perceptions of the company, its industry or domiciled country, or real or perceived adverse market or political conditions. Because the Fund invests principally in the stocks of foreign companies and U.S. companies that conduct significant activities or have significant assets outside the U.S., an investment in the Fund involves greater risks than an investment in a mutual fund that invests principally in the securities of U.S. companies. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days and accounting standards, uncertain tax laws, and higher transaction costs in foreign markets. Investments outside the U.S. may be adversely affected by governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes. Foreign economies may be less stable than the U.S. economy because of institutional weaknesses or economic dislocations and crises have occurred from time to time, both in developed and developing countries. Trading in foreign securities may take place in various foreign markets on certain days when the Fund is not open for business and does not calculate its share price. As a result, the value of the Fund’s investment portfolio, and thus its share price, may be significantly affected on days when shareholders cannot buy or redeem shares of the Fund.

Portfolio Management Risks

The success of the Fund’s investment program depends largely on the investment adviser’s skill in assessing the potential for returns of securities in which the Fund invests. It also depends on the investment adviser’s use of hedging strategies that may not be employed by many other mutual funds, and there is no assurance that these strategies will be successful. The use of hedging strategies to vary the Fund’s exposure to general market fluctuations over the course of the market cycle may adversely impact the investment performance of the Fund, particularly during times when the stock market is generally rising. Also, because the Fund’s investment position at any given time will vary depending on the investment adviser’s assessment of current conditions in the stock market of various countries and geographic regions, the investment return and share price of the Fund may fluctuate or deviate from overall market returns or within a certain country and geographic region to a greater degree than would be the case for funds that do not employ strategies similar to those employed by the Fund. For example, if the Fund has taken a defensive position by hedging all or a portion of its positions to reduce the sensitivity of its portfolio to stock market fluctuations, and the market advances, the return to investors in the Fund will be lower than if the portfolio had maintained a larger exposure to the market. Moreover, if the Fund has hedged against equity market fluctuations without also hedging against currency fluctuations, the return to investors may be lower if foreign currencies decline in value.

Geographic and Sector Risks

From time to time the Fund may maintain weightings in particular countries or geographic regions or in particular business sectors that deviate significantly from the weightings of those regions or sectors in broad-based market indices. At times when the Fund emphasizes investment in one or more particular geographic regions or business sectors, the value of its net assets will be more susceptible to financial, market or economic events affecting issuers and industries within those regions or sectors than would be the case for mutual funds that do not emphasize investment in particular regions or sectors. This may increase the risk of loss associated with an investment in the Fund and increase the volatility of the Fund’s net asset value per share.

Market Capitalization Risk

The Fund may invest a portion of its assets in the stocks of companies having smaller market capitalizations, including mid-cap and small-cap stocks. The stocks of these companies often have less liquidity than the stocks of larger companies and these companies frequently have less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Due to these and other factors, stocks of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than stock prices of larger companies.

Hedging and Derivatives Risks

The Fund hedges its investment exposure to stocks primarily by establishing short futures positions or option combinations (such as simultaneously writing call options and purchasing put options) on one or more stock indices considered by the investment adviser to be correlated with the Fund’s portfolio of stocks. To the extent the Fund hedges its investment positions as part of its investment program, its investment performance may deviate significantly from the performance of a passive investment portfolio of stocks, for substantial portions of a market cycle. When market conditions are unfavorable in the view of the investment adviser and the Fund’s holdings are hedged, the Fund may not benefit from general advances in the stock market to the same extent as if the Fund was not hedged. The Fund’s use of derivatives may also result in the investment performance of the Fund having limited correlation with the performance of the general stock market, possibly for meaningful periods of time.

The derivatives used by the Fund are subject to specific risks. When the Fund hedges its portfolio using short stock index futures or option combinations (such as simultaneously writing stock index call options and purchasing stock index put options), the Fund may incur a loss even when its portfolio is hedged if the returns on its positions in stocks do not exceed the returns of the securities and financial instruments used to hedge. This is known as “tracking risk” (or alternatively, “basis risk”).

The Fund does not invest solely in the securities that are included in any index or invest in geographic regions or business sectors in the same proportion as such regions or sectors may be represented in any index. For this reason, the hedging strategies used by the Fund do not eliminate market risk or provide complete protection against adverse changes in the prices of individual securities or securities within particular geographic regions or business sectors. When options are owned by the Fund, it is possible that they may lose value over time, even if the prices of the securities underlying the options are unchanged.

What has been the Fund’s Performance History?

The bar chart and performance table shown below provide some indication of the risks of investing in the Fund and variability of its returns. The bar chart shows changes in the Fund’s performance from year to year for each full calendar year over the lifetime of the Fund. The performance table shows how the Fund’s average annual total returns for 1 year, 5 years and since inception compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available on the Fund’s website at www.hussmanfunds.com or by calling 1-800-HUSSMAN (1-800-487-7626).

The Fund’s year-to-date return through September 30, 2019 is –0.24%.

During the periods shown in the bar chart, the highest return for a quarter was 4.00% during the quarter ended June 30, 2015 and the lowest return for a quarter was –7.93% during the quarter ended March 31, 2015.

Average Annual Total Returns for Periods Ended December 31, 2018

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

	One Year	Five Years	Since Inception (Dec. 31, 2009)
Return Before Taxes	–4.87%	–2.42%	–1.22%
Return After Taxes on Distributions	–4.89%	–2.54%	–1.38%
Return After Taxes on Distributions and Sale of Fund Shares	–2.87%	–1.86%	–0.92%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	–13.79%	0.53%	3.81%

Management of the Fund

Investment Adviser

Hussman Strategic Advisors, Inc.

Portfolio Managers

John P. Hussman, Ph.D., the Fund’s lead portfolio manager, is the Chairman and President of Hussman Strategic Advisors, Inc. William J. Hester, CFA, the co-portfolio manager of the Fund, is a Senior Research Analyst of Hussman Strategic Advisors, Inc. They have served as the portfolio managers of the Fund since its inception in December 2009.

Purchase and Sale of Fund Shares

Minimum Initial Investment – $1,000, except the minimum is $500 for an IRA or a gifts to minors account.

Minimum Subsequent Investment – $100, except the minimum is $50 for an IRA or a gifts to minors account.

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request (The Hussman Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707), by telephone or through your financial institution.

Tax Information

The Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or you are a tax-exempt investor. If you are investing through a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from such arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund (or the investment adviser) may pay the intermediary for various account-related or shareholder services the intermediary provides to the Fund or to its customers who invest in the Fund. These payments may create a conflict of interest on the part of the broker-dealer or other intermediary. Ask your salesperson or visit your financial intermediary’s website for more information.

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